UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2025 (August 1, 2025)

CANTOR EQUITY PARTNERS I, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42464	98-1576503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CEPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed on July 17, 2025, with the Securities and Exchange Commission (the “SEC”), on July 16, 2025, Cantor Equity Partners I, Inc., a Cayman Islands exempt company (“CEPO”), BSTR Holdings, Inc., a Delaware corporation (“Pubco”), BSTR Intermediate, a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“SPAC Merger Sub”), BSTR Holdings (Cayman), a Cayman Islands exempted company (the “Seller”), BSTR Newco, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Seller (“Newco”), PEMS Sub A, Inc., a Delaware corporation and a wholly owned subsidiary of CEPO (“CEPO Subsidiary A”), PEMS Sub B, Inc., a Delaware corporation and a wholly owned subsidiary of CEPO Subsidiary A (“CEPO Subsidiary B”), and PEMS Merger Sub C, Inc., a Delaware corporation and a wholly owned subsidiary of CEPO Subsidiary B (“Newco Merger Sub”), entered into a business combination agreement (the “Business Combination Agreement”, and the consummation of the transactions contemplated thereby, the “Closing”).

Contemporaneously with the execution of the Business Combination Agreement, (i) CEPO and Pubco entered into subscription agreements (the “July Convertible Notes Subscription Agreements”) with certain investors (the “July Convertible Note Investors”), pursuant to which the July Convertible Note Investors agreed to purchase, in a private placement, $500 million in aggregate principal amount of 1.00% convertible senior secured notes due five years from the Closing (the “Convertible Notes”, and such subscriptions, the “July Convertible Notes Private Placement”), to be issued by Pubco pursuant to and on the terms set forth in an indenture (the “Indenture”), on the terms and subject to the conditions set forth therein, (ii) CEPO and Pubco entered into a subscription agreement (the “Preferred Stock Subscription Agreement”) with a certain investor, pursuant to which such investor agreed to acquire, in a private placement, 300,000 shares of 7.00% perpetual convertible preferred stock (the “Preferred Stock”), for a purchase price of $85.00 per share, to be issued by Pubco pursuant to and upon the terms set forth in a certificate of designations in the form attached as an exhibit to the Preferred Stock Subscription Agreement (the “Certificate of Designations”), on the terms set forth therein (the “Preferred Stock Private Placement”), (iii) CEPO and Pubco entered into subscription agreements with certain investors, pursuant to which such investors agreed to purchase, in a private placement, 40,000,000 Class A ordinary shares of CEPO (“CEPO Class A ordinary shares”) for an aggregate purchase price of $400 million ($10.00 per share), payable in cash (“CEPO Cash Equity PIPE”), (iv) CEPO and Pubco entered into subscription agreements with certain investors, pursuant to which such investors agreed to purchase, in a private placement, a certain number of CEPO Class A ordinary shares, at $10.00 per share, in exchange for an aggregate of 4,156.11 Bitcoin, with the number of CEPO Class A ordinary shares to be issued to each such investor being equal to (a) the product of (1) the number of Bitcoin contributed by such investor multiplied by (2) the U.S. dollar price of one Bitcoin as determined by the average of the CME CF Bitcoin Reference Rate - New York Variant for the ten-day period ending on the second day prior to the Closing Date (the “Closing Bitcoin Price”) and then divided by (b) $10.00 (the “CEPO BTC Equity PIPE” and, together with the CEPO Cash Equity PIPE, the “CEPO Equity PIPEs”); and (v) CEPO, Pubco and Newco entered into subscription agreements with certain investors, pursuant to which such investors agreed to purchase, in a private placement, class A common membership interests of Newco (the “Newco Class A Interests”) in exchange for an aggregate of 865 Bitcoin, with the number of Newco Class A Interests to be issued to each such investor being equal to (a) the product of (1) the number of Bitcoin contributed by such investor multiplied by (2) the Closing Bitcoin Price and then divided by (b) $10.00 (the “Newco Private Placement”).

On August 7, 2025, CEPO and Pubco entered into subscription agreements (the “August Convertible Notes Subscription Agreements”) with certain investors, pursuant to which such investors have agreed to purchase, upon the terms and subject to the conditions set forth therein, in a private placement, $30.5 million aggregate principal amount of Convertible Notes (such subscriptions, the “August Convertible Notes Private Placement”), to be issued by Pubco pursuant to the same Indenture and as the Convertible Notes issued pursuant to the July Convertible Notes Subscription Agreements.

Pursuant to the August Convertible Notes Subscription Agreements, Pubco has agreed to certain obligations to register and maintain the registration of the Convertible Notes and the shares of Pubco Class A common stock (“Pubco Class A Stock”) underlying the Convertible Notes including that, within 30 calendar days after the Closing, Pubco will file with the SEC (at Pubco’s sole cost and expense) a registration statement registering the resale of the Convertible Notes and the shares of Pubco Class A Stock underlying the Convertible Notes, and Pubco shall use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than 90 calendar days after the Closing, which may be extended an additional 90 calendar days depending on the level of SEC review involved.

Each August Convertible Notes Subscription Agreement shall terminate and be void and of no further force and effect upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (ii) the mutual written agreement of the respective parties to terminate such agreement; or (iii) July 16, 2026.

At Closing, in connection with the issuance of the Convertible Notes pursuant to the July Convertible Notes Subscription Agreements (including any Convertible Notes issued pursuant to the Convertible Notes Options (as defined below)) and the August Convertible Subscription Agreements, (i) Pubco, U.S. Bank Trust Company, National Association, as trustee, and an agent to be appointed in accordance with the terms of the Business Combination Agreement, as collateral agent, will enter into the Indenture, and (ii) such collateral agent, Pubco and a securities intermediary to be appointed by Pubco, will enter into a security agreement (the “Security Agreement”).

The closing of the August Convertible Notes Private Placement is contingent upon the satisfaction of all closing conditions to consummate the transactions as set forth in the Business Combination Agreement and the August Convertible Note Subscription Agreements (which includes the August Convertible Note Investors’ consent to any amendments, modifications or waivers to the terms of the Business Combination Agreement that would reasonably be expected to materially and adversely affect the economic benefits of the August Convertible Note Investors), among other customary closing conditions.

The form of August Convertible Notes Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of August Convertible Notes Subscription Agreement and the terms of which are incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein, to the extent applicable. The securities of Pubco that may be issued in connection with the First Convertible Notes Option (as defined below), the Unexercised Convertible Notes Option (as defined below) and the August Convertible Notes Private Placement will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01 Other Events.

Contemporaneously with the execution of the Business Combination Agreement, CEPO and Pubco entered into the July Convertible Notes Subscription Agreements. Pursuant to the July Convertible Notes Subscription Agreements, Pubco granted the July Convertible Note Investors (i) an option to purchase additional Convertible Notes in an aggregate principal amount of up to $125 million, exercisable within 15 days following the execution of the July Convertible Notes Subscription Agreements (the “First Convertible Notes Option”), (ii) an option to purchase additional Convertible Notes in an aggregate principal amount of up to $125 million, exercisable within 30 days following the execution of the Convertible Notes Subscription Agreements (the “Second Convertible Notes Option” and, together with the First Convertible Notes Option, the “Convertible Notes Options”) and (iii) an option to purchase up to 3,200,000 shares of Preferred Stock to be issued by Pubco pursuant to and on the terms set forth in the Certificate of Designations, at a purchase price of $85.00 per share, exercisable within 30 days following the execution of the July Convertible Notes Subscription Agreements, in each case, on a pro rata basis based on such July Convertible Note Investor’s participation in the July Convertible Notes Private Placement. The Convertible Notes Options may be exercised by each of the July Convertible Notes Investors on a pro rata basis based on the amount of Convertible Notes that each such investor initially subscribed to pursuant to the July Convertible Notes Subscription Agreement entered into with such investor.

Pursuant to the July Convertible Notes Subscription Agreements, if any July Convertible Note Investors should elect not to exercise their pro rata share of the First Convertible Notes Option or Second Convertible Notes Option, as applicable, such unexercised Convertible Notes Options will be offered to and may be exercised by the remaining July Convertible Note Investors pro rata to their participation in the July Convertible Note Private Placement and the First Convertible Notes Option or Second Convertible Notes Option, as applicable, during and until 5:00 p.m. New York time on the Business Day immediately after the expiry of the applicable Convertible Notes Option (the “Unexercised Convertible Notes Option”).

As of August 1, 2025, certain July Convertible Note Investors exercised their pro rata share of the First Convertible Notes Option and the Unexercised Convertible Notes Option, to purchase additional Convertible Notes in an aggregate principal amount of $34.87 million.

The Convertible Notes issued pursuant to the First Convertible Notes Option will be governed by the same Indenture and the related collateral will be governed by the same Security Agreement as the Convertible Notes initially issued pursuant to the July Convertible Notes Subscription Agreements and the August Convertible Notes Subscription Agreements. The closing of the July Convertible Notes Private Placement (including the sale and issuance of the First Convertible Notes Option) is contingent upon the satisfaction of all closing conditions to consummate the transactions as set forth in the Business Combination Agreement and the July Convertible Note Subscription Agreements (which includes the July Convertible Note Investors’ consent to any amendments, modifications or waivers to the terms of the Business Combination Agreement that would reasonably be expected to materially and adversely affect the economic benefits of the July Convertible Note Investors), among other customary closing conditions.

Additional Information and Where to Find It

Pubco and Newco intend to file with the SEC a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of CEPO and a prospectus (the “Proxy Statement/Prospectus”) in connection with the business combination (the “Business Combination”) among Pubco, CEPO, Newco and the other parties named therein, the July Convertible Notes Private Placement, the Preferred Stock PIPE, the Newco Private Placement, the CEPO Equity PIPEs and the August Convertible Notes Private Placement (together, the “Private Placement Investments, together with the Business Combination, the “Proposed Transactions”). The definitive proxy statement and other relevant documents will be mailed to shareholders of CEPO as of a record date to be established for voting on the Business Combination and other matters as will be described in the Proxy Statement/Prospectus. CEPO and/or Pubco will also file other documents regarding the Proposed Transactions with the SEC. This Current Report on Form 8-K (this “Report”) does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CEPO AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH CEPO’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CEPO, NEWCO, PUBCO AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by CEPO, Pubco and Newco, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Cantor Equity Partners I, Inc., 110 East 59th Street, New York, NY 10022; e-mail: CantorEquityPartners@cantor.com, or upon written request to BSTR Holdings, Inc., via email at bstr@blockstreamcapitalpartners.com, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED PROPOSED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The Convertible Notes and shares of Preferred Stock to be issued by Pubco, the CEPO Class A Ordinary Shares to be issued by CEPO and the Newco Class A Interests to be issued by Newco, in each case, pursuant to the Private Placement Investments, as well as the non-voting units of Newco to be issued in exchange for the Newco Class A Interests at the closing of the Business Combination, pursuant to the Business Combination Agreement, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in the Solicitation

CEPO, Pubco, Newco and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from CEPO’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of CEPO’s securities are, or will be, contained in CEPO’s filings with the SEC, including CEPO’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CEPO’s shareholders in connection with the Proposed Transactions, including the names and interests of Newco and Pubco’s directors and executive officers, will be set forth in the Proxy Statement/Prospectus, which is expected to be filed by CEPO, Pubco and Newco with the SEC. Investors and security holders may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

The information contained in this Report is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of CEPO, Pubco or Newco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the parties and the Proposed Transactions, including, expectations, hopes, beliefs, intentions, plans, prospects, financial results, strategies and other statements relating to CEPO, Pubco, Newco and the Proposed Transactions and statements regarding the anticipated benefits and timing of the completion of the Proposed Transactions, the assets held by Newco, the terms of the Indenture and the Security Agreement, the listing of any securities of Pubco on an applicable securities exchange, Pubco’s plans and use of proceeds, and the upside potential and opportunity for investors relating to participation in the Private Placement Investments or any future securities resulting from any Proposed Transactions, any potential future capital raises, any proposed transaction structures and offering terms, future financial condition and performance and expected financial impacts of the Proposed Transactions, the satisfaction of the closing conditions of the Proposed Transactions, and any expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to: the risk that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of CEPO’s securities; the risk that the Business Combination may not be completed by CEPO’s business combination deadline; the failure by the parties to the Business Combination to satisfy the conditions to the consummation of the Business Combination, including the approval of CEPO’s shareholders, or any of the Private Placement Investments; failure to realize the anticipated benefits of the Proposed Transactions; the level of redemptions of CEPO’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the CEPO Class A Ordinary Shares or the Pubco Class A Stock; the lack of a third-party fairness opinion in determining whether or not to pursue the Business Combination; the failure of Pubco to obtain or maintain the listing of its securities any stock exchange on which Pubco Class A Stock will be listed after closing of the Business Combination; costs related to the Proposed Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business, including the highly volatile nature of the price of Bitcoin; the risk that Pubco’s stock price will be highly correlated to the price of Bitcoin and the price of Bitcoin may decrease at any time after the closing of the Proposed Transactions; risks related to increased competition in the industries in which Pubco will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding Bitcoin; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Business Combination, Pubco experiences difficulties managing its growth and expanding operations; challenges in implementing Pubco’s business plan, including Bitcoin-related advisory services and other Bitcoin-related services, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Pubco Class A Stock will be listed or by the SEC, which may impact the ability to list Pubco Class A Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against CEPO, Pubco, Newco or others following announcement of the Business Combination; and those risk factors discussed in documents of CEPO, Pubco or Newco filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of CEPO dated as of January 6, 2025 and filed by CEPO with the SEC on January 7, 2025, CEPO’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q on file, and to be filed, with the SEC and the Proxy Statement/Prospectus that will be filed by Pubco and Newco, and other documents filed by CEPO, Pubco and Newco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of CEPO, Pubco and Newco presently know or that none of CEPO, Pubco and Newco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of CEPO, Pubco and Newco assume any obligation or intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of CEPO, Pubco and Newco give any assurance that any of CEPO, Pubco or Newco will achieve its expectations. The inclusion of any statement in this Report does not constitute an admission by CEPO, Pubco, Newco or any other person that the events or circumstances described in such statement are material.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1+†	Form of Convertible Notes Subscription Agreement, dated as of August 7, 2025, by and among CEPO, Pubco and certain investors party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. CEPO will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2025

CANTOR EQUITY PARTNERS I, INC.

By:	/s/ Brandon Lutnick
Name:	Brandon Lutnick
Title:	Chief Executive Officer